UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants exchangeable for 0.25 shares of Class A Common Stock on October 6, 2028	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On May 22, 2025, the Audit Committee of the Board of Directors of Falcon’s Beyond Global, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s and Falcon’s Creative Group, LLC’s (the “Subsidiary”) independent registered public accounting firm, effective immediately.

The reports of Deloitte & Touche on the Company’s and the Subsidiary’s consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in its reports related to the Company’s consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023 regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and through May 22, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in internal controls identified by management, as disclosed in Part II, Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2024 and for the fiscal year ended December 31, 2023. The Audit Committee discussed the Company’s material weaknesses in internal control over financial reporting with Deloitte & Touche, and the Company has authorized Deloitte & Touche to respond fully to inquiries of KPMG LLP concerning such material weaknesses.

The Company provided Deloitte & Touche with a copy of the above disclosures and requested that Deloitte & Touche furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of Deloitte and Touche’s letter, dated May 23, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On May 22, 2025, the Audit Committee of the Board of Directors of the Company approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm and as the Subsidiary’s independent auditor for the fiscal year ending December 31, 2025, and related interim periods starting with the fiscal quarter ending June 30, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through May 22, 2025, neither the Company nor the Subsidiary nor anyone acting on their behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Subsidiary’s financial statements, and neither a written report nor oral advice was provided to the Company or the Subsidiary that KPMG concluded was an important factor considered by the Company or Subsidiary in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

The Board of Directors of the Company has scheduled its 2025 annual meeting of stockholders (the “2025 Annual Meeting”) for August 12, 2025.

Because the date of the 2025 Annual Meeting is more than 30 days from the anniversary date of the Company’s 2024 annual meeting of stockholders, the Company has set a deadline of June 13, 2025 for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP, dated May 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

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